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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 5, 1999 included or incorporated by reference in Georgia-Pacific Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-80757).

                                                 /s/ Arthur Andersen LLP
                                          _____________________________________

Atlanta, Georgia

June 22, 1999